Exhibit 99.1

Alliance Semiconductor September 2005 (r) www.alsc.com

The following presentation will contain forward-looking statements, including statements concerning estimated or anticipated levels of revenues and profits and development of new products and market opportunities. The projections in the forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in Company's Form 10-K for the fiscal year ended March 26, 2005 and the Company's 10-Q for the quarter ended June 25, 2005. These documents have been filed with Securities and Exchange Commission and are available through the Company's homepage www.alsc.com. This presentation will be oral. The accompanying slides are being shown to enhance the clarity of the oral presentation, and not for any other purpose. Advisory www.alsc.com

Alliance Today Aggressive diversification strategy into synergistic, high growth, high margin markets Differentiated products available now More than 64% of revenue from non-memory based products Deep systems knowledge and advanced analog expertise World class customers Cisco, Nortel, Samsung, Huawei, HP, Sony, Dell and others Strong balance sheet Strategic Restructuring Plan Underway Liquidate UMC shares Extract value from venture portfolio Repurchase shares from interested shareholders Focus on semiconductor operations

Strategic Restructuring

Strategic Restructuring Goals and Objectives .. Create a profitable, growing fabless semiconductor company focused on analog/mixed signal applications and systems solutions Provide shareholders with a direct benefit that has resulted from the Company's investment activities Impose challenging, but feasible milestones on the Company's management and intervene quickly if problems arise.

Strategic Restructuring Liquidate Marketable Securities and Repurchase Shares · Orderly process to sell holdings in UMC and Tower Semiconductor · Repurchase Alliance shares through open market transactions and/or a self-tender offer Extract Value from Alliance Venture Management · Solicit Third Party Interest in acquiring AVM portfolio · Explore the distribution of AVM interests directly to shareholders · Consider offer to fund future investments Focus on Semiconductor Operations with Financial Discipline · De - emphasize participation in memory business · Leverage Company's product and customer base in EMI Reduction Clock and Timing and Power and Systems Management · Build upon product leadership in System Connectivity · Exploit the Company's cost - effective design resources in India

Liquidate Marketable Securities Holdings · 115 .. 1 million shares of UMC worth a current market value of approx. $69M · 8 .. 9 million shares of Tower Semiconductor with a current market value of approx. $10.5M .. Status · Begun process of orderly liquidation of UMC shares, to be completed in the 4th Quarter of the calendar year · Intend to sell a sufficient number of high - tax basis Tower shares to offset capital gains resulting from sale of UMC shares Expected Result · Approximately $ 70 million in net cash proceeds .. · No incremental tax liability · Residual holding of approximately 7 million Tower shares

Employing Excess Cash to Benefit Shareholders Approach · Retain adequate cash to cover contingencies and capitalize the semiconductor business · Use excess cash to opportunistically repurchase shares · Execute a Dutch Auction Self Tender Offer to redeploy a substantial portion of the excess cash and provide liquidity to shareholders. The offer is expected to take place in the 4th Quarter of the calendar year .. · The Company's Chairman and each of the proposed Board members have stated their intention not to sell any shares into the Tender Offer

Extract Value from Alliance Venture Management Status of AVM · Invested a total of $ 161 .. 6 million since 1999 · Received distributions of $ 12 .. 6 million · Hold investments in 17 companies and one venture partnership · Fair value based on last round value , including any General Partner write - downs , is $ 96 .. 7 million Alternatives To Extract Values Sale to a Third Party · Engaged investment banker to solicit Third Party Interest in acquiring AVM interests for cash · Expect to receive non - binding indications of interest from multiple partners during early Oct. Distribution of Partnership Interests · Actively exploring the legal and tax ramifications of distributing AVM interests directly to shareholders through a liquidating trust or similar vehicle Third Party Investor · The Company is studying the possibility of the third parties taking over the funding of future investment

Focus on Semiconductor Operations with Financial Discipline Financial Discipline Financial Discipline

Powering Every Application Alliance is powering applications with high performance solutions for the communications, computing and consumer electronics markets. Leading in EMI Reduction, Power and Systems Management, and Clock and Timing Pioneering high-speed chip-to-chip connectivity Harvesting high performance memory position

History of Alliance

Founded 1985 | **IPO 1993** | **Acquired PulseCore 2001** | **Acquired SiPackets and ChipEngines 2002**

Memory

- Founded as a supplier of high performance memory products
- Pioneer in the fabless semiconductor business model

- Became one of the fastest growing companies in the industry
- Explored memory intensive logic products

Mixed Signal

- High speed and low power mixed signal products
- EMI Reduction
- Clock & Timing
- Power & System management

System Solutions

- Leading supplier of I/O connectivity products based on HyperTransport™ and other I/O Standards
- Packet accelerators for next generation Metropolitan Area networking and storage systems

ALLIANCE SEMICONDUCTOR

Analog/Mixed Signal

Analog/Mixed Signal Overview Strong player in the general purpose Electromagnetic Interference (EMI) reduction market Technology advantage: Advanced Low Power signal processing for EMI suppression Expanding product portfolio: Power and system management Introducing more integrated CPU Supervisor products Switch Mode Power Supply (SMPS) Support silicon Primary Competition Maxim, TI, ADI Clock and Timing Full DDR and ZDB roll outs completed in Dec 04. Consumer, PC-Data Processing, & Data Communications focus Primary Competition ICS/IDT, Cypress Growing presence in high-growth markets such as computer, wireless, industrial, consumer, automotive and embedded applications Proven, high volume supplier

Analog/Mixed Signal Broad Product Offering Industrial Consumer & Automotive Telecom Computer EMI Reduction ^ ^ ^ ^ Power Management ^ Supervisory ^ ^ ^ ^ Clock & Timing ^ ^ ^ ^

Product & Customer Totals Quarter Number of Products Number of Customers FYQ3 2003 43 47 FYQ4 2003 51 49 FYQ1 2004 58 54 FYQ2 2004 66 60 FYQ3 2004 78 62 FYQ4 2004 93 68 FYQ1 2005 119 73 FYQ2 2005 161 79 FYQ3 2005 176 93 FYQ4 2005 188 102 FYQ1 2006 203 111

Analog Mixed Signal Top Customers and Markets Served Top Customers and Markets Served Top Customers and Markets Served Top Customers and Markets Served Top Customers and Markets Served Top Customers and Markets Served Top Customers and Markets Served Computing Consumer Datacom Datacom

System Solutions

System Solutions Overview Connectivity and Networking ASSPs that address critical bandwidth and performance bottlenecks in legacy and emerging embedded, networking, computing and storage systems Connectivity Product Portfolio: I/O Bridges and Switches. First to introduce and ship a HyperTransport (HT) -to-PCI Bridge Chip Family of HT-to- PCI/PCI-X Bridges Family of PCI/PCI-X Bridges Family of IEEE1149.1 JTAG Test Gateways and Controllers Networking Product Portfolio Packet Accelerators and Controllers Formed through the acquisitions of SiPackets (April 2002) and ChipEngines (Oct 2002)

Systems Solutions
Connectivity Products Overview

- **Extensive product portfolio that bridge between emerging and established I/O bus standards**
  - PCI, PCI-X, HyperTransport™, JTAG, PCI-Express, SPI4.2

- **Variety of Applications**
  - Networking and Storage: Data plane and control plane interfaces
  - Compute: Add-on cards in I/O
  - Embedded: Control plane and I/O subsystem

- **First company to introduce HT-to-PCI Bridge chip**
- **Competition PLX, Tundra, Marwell**
- **The AS90L10204 (HT to PCI/PCI-X Bridge) wins Award for "The Best New Products" in EE Times' eeProductCenter Ultimate Products**

ALLIANCE SEMICONDUCTOR

Systems Solutions Product Road Map 2003 2004 Family of PCI/PCI-X Bridges 1 device HT to PCI/PCI-X Bridges 2 Devices PCI-Express Bridge Available Market is $2B in 2007 2005 JTAG Test Controllers 4 devices Gigabit Ethernet Controllers 2 devices HT to PCI Bridge RPR Controllers 3 Devices Family of PCI/PCI-X Bridges 6 device HT to PCI/PCI-X Bridges 2 Devices JTAG Test Controllers 6 devices HT to PCI Bridge Next Gen RPR Controllers HT to PCI Bridge

System Solutions Top Customers and Applications Storage Printing and Imaging Networking and Compute

Driving Industry Standards Development

- HyperTransport Consortium
- PCI-SIG & ASI-SIG
- Resilient Packet Ring Alliance
- IEEE 802.17 working group
- Fabless Semiconductor Association
- Optical Interface Forum
- 10 Gigabit Ethernet Alliance
- Member JEDEC

ALLIANCE SEMICONDUCTOR

Memory Products

Memory Products Overview Global presence while maintaining a low cost infrastructure Design centers in India Foundries for manufacturing Architecture design and customer functions in US Focused on high-growth Sync SRAM and specialty memory market 9M, 18M and 36M offerings in volume production. Synchronous 9M dual port memory introduced September 2004 More than 10 years in co-development with foundries

Memory Products Top Customers

Financial Overview June 2005

Sequential Sales By Quarter ($MMs) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Revenue 5.1 5.6 7.1 8.9 7.1 5.5 5.3 5.6 5.9 2004 2005 2006

Business Unit Revenue Mix System Solutions Analog/Mixed Signal 20% 36% 44%

Alliance Today Aggressive diversification strategy into synergistic, high growth, high margin markets Differentiated products available now More than 64% of revenue from non-memory based products Deep systems knowledge and advanced analog expertise World class customers Cisco, Nortel, Samsung, Huawei, HP, Sony, Dell and others Strong balance sheet Strategic Restructuring Plan Underway Liquidate UMC shares Extract value from venture portfolio Repurchase shares from interested shareholders Focus on semiconductor operations

Thank you! (r) www.alsc.com